EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated July 9, 1999, relating to the 1999 and 1998 consolidated financial statements of Ault Incorporated and Subsidiary, which appears in the annual report on Form 10-K for the year ended May 30, 1999.


                                                     /s/ McGladrey & Pullen, LLP


Minneapolis, Minnesota
December 7, 2000